Exhibit 10.4.2


(Multicurrency--Cross Border)


                      ISDA(R) International Swap Dealers
                               Association, Inc.
                               MASTER AGREEMENT

                        dated as of 28 September, 2004


The Royal Bank of Scotland      Perpetual Trustee Company        National Global MBS
plc ("Party A")                 Limited (ABN 42 000 001          Manager Ptd Ltd
                           and  007) as trustee for the      and (ABN 36 102 668 226)
                                and National RMBS Trust          ("Global Trust
                                2004-1 ("Party B")               Manager")


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions. Accordingly, the parties agree as follows: --

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to
     (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable: --

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the Full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to
               Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

      (ii) Liability. If: --

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a) Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or perforating its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party: --

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(c) or to give notice of a Termination Event or any agreement or obligation under
     Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
     (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
          (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof, (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
          (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below: --

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) Transfer to avoid Termination Event. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) Right to Terminate If: --

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  Effect of Designation.

     (i) If notice designating an Early Termination Date is given under
     Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default: --

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event: --

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties: --

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.    Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is convened into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details, provided (see the Schedule) and will be deemed effective as indicated: --

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answer back is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably: --

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   Definitions

As used in this Agreement: --

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good Faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market, selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause
(b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

The Royal Bank of Scotland plc          Perpetual Trustee Company Limited
         ("Party A")                    as trustee of the National RMBS
                                        Trust 2004-1 ("Party B")
 -------------------------------        ---------------------------------
      (Name of Party)                     (Name of Party)


By: /s/ Andrew Chick                    By: /s/ Kate Hamblin
Name: Andrew Chick                      Name: Kate Hamblin
Title: Head of Structured Capital       Title: Manager
Markets, Australia                      Date:  28 September 2004
Date:  28 September 2004





National Global MBS Manager Ptd Ltd
     ("Global Trust Manager")

-------------------------------
      (Name of Party)


By: /s/ Michael White
Name: Michael White
Title: Manager Group Funding
Date:  28 September 2004

                                    ISDA(R)

      International Swaps and Derivatives Association, Inc.


                                   SCHEDULE
                                    to the
                               Master Agreement
                        dated as of 28 Septemnber 2004


                                    between
                        The Royal Bank of Scotland plc
                                  ("Party A")
                                      and
                       Perpetual Trustee Company Limited
          (ABN 42 000 001 007) as trustee for the National RMBS Trust
                                    2004-1
                                  ("Party B")
                                      and
           National Global MBS Manager Pty Ltd (ABN 36 102 668 226)
                           ("Global Trust Manager")



Part 1.  Termination Provisions

In this Agreement:

(a)   "Specified Entity" in relation to:

      (i)   Party A, is not applicable; and

      (ii)  Party B, is not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(d)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i)   Market Quotation will apply;

      (ii)  the Second Method will apply.

(e) "Termination Currency" is Australian dollars.

(f) Additional Termination Event applies. Each of the following is an Additional Termination Event:

      "An Event of Default (as defined in the Deed of Charge) occurs in respect of the Trust and the Security Trustee has declared the Offshore Notes to be immediately due and payable. In this event Party B will be the sole Affected Party and all Transactions will be Affected Transactions."

      "All of the Offshore Notes are redeemed under Condition 7.4 of the Class A Conditions. In this event Party B will be the sole Affected Party and all Transactions will be Affected Transactions."

Part 2.  Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

      (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

      (iii)  the satisfaction of the agreement of the other party contained in
             Section 4(d) of this Agreement,

      provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   Payee Tax Representation. For the purpose of Section 3(f) of this
      Agreement:

      (i)   Party B makes the following representation:

             It is an Australian resident and does not derive the payments under this Agreement in part or whole carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

      (ii)   Party A makes the following representation:

             It is fully eligible for the benefits of the "Profits", "Business Profits" or "Industrial or Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

             If such representation applies:

             "Specified Treaty" means the tax treaty applicable between the United Kingdom and the Commonwealth of Australia.

             "Specified Jurisdiction" means the Commonwealth of Australia.

    Part 3.  Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:

Party required to       Form/Document/Certificate         Date by which to be delivered
deliver information
Party A and             Any document or certificate       On the earlier of (a) as
Party B                 reasonably required or            soon as reasonably practical
                        reasonably requested by Party A   following learning that such
                        or Party B in connection with     document or certificate is
                        its obligations to make a         required and (b) as soon as
                        payment under this Agreement      reasonably practicable
                        which would enable that party     following a request by the
                        to make the payment free from     other party.
                        any deduction or withholding
                        for or on account of Tax or as
                        would reduce the rate at which
                        deduction or withholding for or
                        on account of Tax is applied to
                        that payment (including,
                        without limitation, any United
                        States Form W-8BEN of other
                        relevant United States tax form

(b)   Other documents to be delivered are:

Party required           Form/Document/Certificate    Date by which to be      Covered by
to deliver document                                   delivered                Section 3(d)
                                                                               Representation
Party A and              A list of authorised         On execution of this     Yes
Party B                  signatories for the party    Agreement or any
                         and, if so requested by      relevant Confirmation
                         the other party, evidence    and when the list is
                         satisfactory in form and     updated.
                         substance to the other
                         party of the authority of
                         the authorised signatories
                         of the party to execute
                         this Agreement and any
                         Confirmation on behalf of
                         the party.

Global Trust             A list of Authorised         On execution of this     No
Manager                  Persons for the Global       Agreement and as soon
                         Trust Manager.               as reasonably
                                                      practicable following
                                                      a request by Party A
                                                      or Party B.



                                     4

Party required           Form/Document/Certificate    Date by which to be      Covered by
to deliver document                                   delivered                Section 3(d)
                                                                               Representation

Party A, Party           A legal opinion as to the    At any time prior to     Yes
B and the                validity and                 the first Issue Date.
Global Trust             enforceability of that
Manager                  party's obligations under
                         this Agreement in form and
                         substance (and issued by
                         legal counsel) reasonably
                         acceptable to each other
                         party.


Global Trust             A copy (certified by an      In the case of each      Yes
Manager (to be           Authorised Person of the     Credit Support
delivered to             Global Trust Manager to be   Document, within 5
Party A)                 a true and complete copy)    Business Days (or
                         of each Credit Support       such period as Party
                         Document in respect of       A agrees to) of
                         Party B and (without         execution of this
                         limiting any obligation      Agreement (provided
                         Party B may have under the   that it must be
                         terms of that Credit         received by the first
                         Support Document to notify   Issue Date) and, in
                         Party A of amendments) a     the case of an
                         copy (certified by an        amending document,
                         Authorised Person of the     within 5 Business
                         Global Trust Manager to be   Days (or such other
                         a true and complete copy)    period as Party A
                         of any document that         agrees to) of
                         amends in any way the        execution of the
                         terms of any Credit          amending document.
                         Support Document.

Global Trust             A copy, certified by an      Within 5 Business       Yes
Manager (to be           Authorised Person of the     Days of execution of
delivered to             Global Trust Manager, of     this Agreement,
Party A)                 the Master Trust Deed,       provided that they
                         Supplemental Deed, Class A   must be delivered by
                         Conditions, Definitions      the first Issue Date.
                         Schedule and Note Trust
                         Deed.


Part 4.  Miscellaneous

(a)      Addresses for Notices. For the purpose of Section 12(a) of this
         Agreement:

         Address for notices or communications to Party A:

         Address:       c/- RBS Financial Markets, Level 4, 135
                        Bishopgate, London EC2M 3UR, United Kingdom

         Attention:     Swaps Administration

         Telex No:      Not applicable          Answerback:    Not applicable

         Facsimile No:  44 20 7375 5050         Telephone No:  44 20 7375 5000

        Electronic Messaging System Details:          Not applicable

        Address for notices or communications to Party B:

        Address:     Level 7, 9 Castlereagh Street, Sydney   NSW  2000

        Attention:   Manager, Securitisation

        Telex No:    Not applicable            Answerback:   Not applicable

        Facsimile No:  612 8256 1422           Telephone No:  612 9229 9000

        Electronic Messaging System Details:          Not applicable

        All notices or communications to Party B to be copied to the Global Trust Manager at the address below

        Address for notices or communications to Global Trust Manager:

        Address:    Level 24, 500 Bourke Street, Melbourne VIC 3000

        Attention:  Manager, Group Funding

        Telex No:   Not applicable            Answerback:    Not Applicable

        Facsimile No:  613 8641 0906          Telephone No:  Not Applicable

        Electronic Messaging System Details:          Not Applicable

(b)     Process Agent. For the purpose of Section 13(c) of this Agreement:

        (i)   Party A appoints as its Process Agent: Nil.

        (ii)  Party B appoints as its Process Agent: Nil.

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)     Multibranch Party. For the purpose of Section 10(c) of this Agreement:

        Neither Party A nor Party B is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)     Credit Support Document. Details of any Credit Support Document:

        (i)   in relation to Party A: Nil;

        (ii) in relation to Party B: the Master Security Trust Deed and the Deed of Charge.

(g)   Credit Support Provider. Credit Support Provider means:

      (i)   in relation to Party A: Nil;

      (ii)  in relation to Party B: nil.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in the Australian Capital Territory and each party submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory. Section 13(b)(i) is deleted and replaced by the following:

           "(i) submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory; and".

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to the following Transactions or group of Transactions (in each case starting from the date of this Agreement): None.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. For the purpose of Section 3(c), Party A is deemed not to have any Affiliates.

Part 5.  Other Provisions

(1)   Payments: In Section 2:

      (a)  In Section 2(a)(i) add the following sentence:

           "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

      (b) In Section 2(a)(ii), the first sentence is deleted and replaced with the following sentence:

           "Unless specified otherwise in this Agreement, payments under this Agreement by:

           (1) Party A in respect of the US$ Class A-1 Currency Swap, will be made by 2.30pm (New York time); and;

           (2) Party A in respect of the (euro) Class A-3 Currency Swap, will be made by 2.30pm (London time);

           (3)  Party B, will be made by 4.00pm (Melbourne time),

           on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency."

      (c) Insert new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

           "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made by a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

      (d)  Add the following new sentence to Section 2(b):

           "Each new account so designated shall be in the same tax jurisdiction as the original account."

      (e)  Insert a new paragraph (v) in Section 2(a) immediately after
           Section 2(a)(iv) as follows:

           "(v) Where:

                (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "Party A Payment") and by Party B to Party A (the "Party B Payment") on the same day,

                then Party A's obligation to make the Party A Payment will be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                (2)   the Party B Payment; or

                (3) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment."

      (f) Party B's Payment Instructions. Party B irrevocably authorises and instructs Party A to make payment of:

           (i) the "Party A Initial Exchange Amount" payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

           (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose.

      (g) Party A's Payment Instructions. Party A irrevocably authorises and instructs Party B to make payment of:

           (i) any amount denominated in A$ due from Party B to the account in Melbourne notified in writing by Party A to Party B from time to time;

           (ii) any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time; and

           (iii) any amount denominated in (euro) due from Party B to the account notified in writing by Party A to Party B from time to time.

(2)   Representations: In Section 3:

      (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

           "(including in the case of a party being an authorised deposit-taking institution under the Banking Act 1959 (Cwlth), section 13A(3) of the Banking Act 1959 (Cwlth) and section 86 of the Reserve Bank Act 1959 (Cwlth) or any analogous provision under any other law applicable to a party),"

      (b) Insert new paragraphs (g) and (h) in Section 3 immediately after
      Section 3(f):

           "(g) Relationship between Parties. Each party will be deemed to represent to each other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                (i) Non-Reliance. It is acting for its own account or, in the case of Party B, as trustee of the Trust, and it has made its own independent decisions to enter into that Transaction or, in the case of Party B, has been directed to do so by the Global Trust Manager and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary or, in the case of Party B, at the direction of the Global Trust Manager. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                (iii) Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction (other than, in the case of Party B, the Global Trust Manager).

           (h)  Trust. By Party B, in respect of Party B only:

                (i) Trust Validly Created. The Trust has been validly created and is in existence at the date of this Agreement.

                (ii) Sole Trustee. It has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

                (iii) No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Trust.

                (iv) Power. It has power to enter into and perform its obligations under this Agreement and the Credit Support Documents in its capacity as trustee of the Trust.

                (v) Good Title. It is the legal owner of, or has equitable title to (as applicable), the Assets of the Trust and has power to transfer them in the manner provided in the Credit Support Documents in relation to Party B and, subject only to the Credit Support Documents in relation to Party B and any Security Interest permitted under the Credit Support Documents in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Trust)."

(3) Event of Default: In Section 5(a), delete paragraph (i) and replace it with the following:

      "(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before

           (1) where the failure is by Party B in respect of the US$ Class A-1 Currency Swap, 10.00am (New York time) on the tenth Business Day after notice of such failure is given to Party B;"

           (2) where the failure is by Party B in respect of the (euro) Class A-3 Currency Swap 10:00am (London time) on the tenth Business Day after notice of such failure is given to Party B; and

           (3) where the failure is by Party A, 10.00am (Sydney time) on the tenth Business Day after notice of such failure is given to Party A;".

(4)   Amendment to Section 6

      Add a new Section 6(aa):

           "(aa)  Restricted Termination Rights

           (i) Termination by Party B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee. Party B may only designate an Early Termination Date at the direction of the Global Trust Manager. Subject to its duties under the Master Trust Deed and the Supplemental Deed, Party B may exercise any rights in its capacity as holder of the Assets of the Trust only on the instructions of the Global Trust Manager and only after consultation between Party A, Party B, the Global Trust Manager and the Note Trustee.

           (ii) Consultation regarding timing: Party A and Party B agree that prior to designating an Early Termination Date they will attempt to consult with the other as to the timing of the Early Termination Date.

           (iii)  Party A's limited rights in relation to Tax Event:
                  Notwithstanding Part 5(24) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Note Trustee has confirmed that it is satisfied that the Offshore Noteholders will be paid in full all principal and interest outstanding on the Offshore Notes.

           (iv) Illegality: The parties agree that imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions will not constitute an Illegality for the purposes of Section 5(b)(i) or Section 5(c) and Party A will not be entitled to designate an Early Termination Date.

           (v) Transfer where Party B does not gross-up: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the substitution as principal obligor under this Agreement in respect of each Affected Transaction of a replacement Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Current Rating Agencies confirm that the substitution will not cause an Adverse Rating Effect.

      (d) Transfers to avoid Termination: Section 6(b)(ii) is amended as follows:

           (i) The following sentence is added at the end of the second paragraph:

                  "However, if Party A is that other party it must, if so requested by the Global Trust Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to make such a transfer to an Affiliate provided the Current Rating Agencies have given prior written confirmation to the Global Trust Manager that such a transfer will not result in an Adverse Rating Effect."

           (ii) The third paragraph is deleted and replaced with the following:

                  "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

                  (1) where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

                  (2) where the other party is Party B, if the Current Rating Agencies have confirmed in writing that such transfer will not result in an Adverse Rating Effect.

      (e)  Notice of Event of Default: For the purposes of Section 6(a) and
           (b), each of Party A and Party B may only provide a notice specifying an Event of Default with respect to the other as the Defaulting Party and may only designate an Early Termination Date following a Termination Event where either Party A or Party B (or both) is the Affected Party or the Burdened Party.

(6)   Replacement Currency Swap Agreement:

      (a) If any Transaction under this Agreement which is a currency swap is terminated prior to the day upon which the relevant Offshore Notes to which that currency swap relates are redeemed in full, Party B may, at the direction of the Global Trust Manager, enter into one or more currency swaps which replace that Transaction (collectively a "Replacement Currency Swap") provided that:

           (i) the Current Rating Agencies confirm in writing that the entry into the Replacement Currency Swap by Party B does not result in an Adverse Rating Effect; and

           (ii) the liability of Party B under the Replacement Currency Swap is limited to the satisfaction of Party B and, in any case, to at least the same extent that its liability is limited under that Transaction.

      (b) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and the amount calculated to be payable under Section 6(e) ("Total Settlement Amount") is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(6)(a), Party B must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Total Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Total Settlement Amount, the balance must be satisfied by Party B as a payment due under clause 14.10(f) or clause 14.18(f)(iv) (as the case may be) of the Supplemental Deed.

      (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Total Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(6)(a), Party B may direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

      (d) The rights and obligations of Party A and Party B under this Part 5(6) will survive the termination of this Agreement.

(7)   Facsimile Transmission: In Section 12:

      (a)  Replace Section 12(a)(iii) with:

                "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"

      (b)  Insert a new paragraph (vi) in Section 12(a) immediately after
           Section 12(a)(v) as follows:

                "(vi) if sent by ordinary mail, on the third (seventh, if
                      posted to or from a place outside Australia) day after posting."

(8)   Definitions

      In this Agreement, unless the contrary intention appears:

      (a) Definitions Schedule and Supplemental Deed: unless defined in this Agreement words and phrases defined in the Definitions Schedule and the Supplemental Deed (each in the form as at the date of this Agreement) have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement and the Definitions Schedule or the Supplemental Deed, this Agreement prevails. Where there is any inconsistency in a definition between the Definitions Schedule and the Supplemental Deed, the Supplemental Deed prevails over the Definitions Schedule in respect of the Trust. Where words or phrases used but not defined in this Agreement are defined in the Definitions Schedule in relation to a Trust (as defined in the Definitions Schedule) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplemental Deed);

      (b) Interpretation: references to time are references to Melbourne time, unless stated otherwise;

      (c)  Trustee Capacity:

           (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Trust only, and in no other capacity; and

           (ii) a reference to the undertaking, assets, business, money or other thing of or in relation to Party B is a reference to the undertaking, assets, business, money or other thing of or in relation to Party B in the capacity referred to in paragraph
                 (i) only;

      (d) Definitions: in Section 14:

           (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

                 ""Affected Transactions" means, with respect to a Termination Event, all Transactions."

                 "Local Business Day" has the same meaning as "Business Day"."

           (ii)  insert the following new definitions:

                 "Definitions Schedule" means the deed entitled "National RMBS Trusts Definitions Schedule" dated 3 January 2001 between the parties listed in schedule 1 to that deed.

                 "Offshore Notes" has the meaning set out in the Agency
                 Agreement.

                 "Prescribed Rating" means a credit rating of A-1+ (short term) by S&P and P-1 (short term) and A2 (long term) by Moody's.

                 "Supplemental Deed" means the National RMBS Trust 2004-1 Supplemental Deed dated on or about the date of this Agreement between Party A, the Global Trust Manager, Party B and certain other parties.

                 "Trust" means the National RMBS Trust 2004-1 constituted by the Master Trust Deed and a Notice of Creation of Trust.

      (e) ISDA Definitions: The 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc (the "2000 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

      (f) Inconsistency: Unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

           (i)    any Confirmation;

           (ii)   this Agreement;

           (iii)  the Supplemental Deed;

           (iv)   the Definitions Schedule; and

           (v)    the 2000 ISDA Definitions.

      (g)  Swap Transaction: Any reference to a:

           (i) "Swap Transaction" in the 2000 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

           (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 2000 ISDA Definitions.

      (h) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

      (i) Clause 14 of Supplemental Deed: Party B agrees that it will not consent to an amendment of Clause 14 of the Supplemental Deed without the prior consent of Party A.

(9)   Limitation of Liability: Insert the following Section 15, after Section
      14:

      "15. Party B's Limitation of Liability

           Clause 2 of the Definitions Schedule (as at the date of this Agreement) is deemed to be included in full in this Agreement with any consequential changes necessary to give effect to that clause in this Agreement.

(10)  Send Information: Insert the following new Section 16 after Section 15:

      "16  Send Information

           On each Determination Date the Global Trust Manager will send to each Current Rating Agency such information in the possession of the Global Trust Manager as each Current Rating Agency reasonably requires in relation to the Currency Swap, and any other matters in connection with this Agreement."

(11) Further Assurances: Each party will, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(12) Derivative Contract: The parties acknowledge and agree that for the purposes of the Transaction Documents this Agreement is a Derivative Contract.

(13)  Procedures for Entering into Transactions

      (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Global Trust Manager a Confirmation substantially in the form set out in Annexure 1 or Annexure 2 (as the case may be) (or in such other form as may be agreed between Party A, Party B and the Global Trust Manager), and Party B and the Global Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation.

       (b) Party B will enter into each Transaction in its capacity as trustee of the Trust.

(14) Authorised Person: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Person of that party.

(15)  Recorded Conversations: Each party:

      (a) consents to the electronic recording of its telephone conversations with another party (or any of its associated persons) with or without the use of an automatic tone warning device;

      (b) will provide transcripts of such recordings (if any) upon reasonable request by another party (at the reasonable cost of the party requesting);

      (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

      (d) acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of another party.

(16) Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Entity of that party which have the day to day responsibility for the administration or management of that party's (or a Related Entity of that party's) obligations in relation to the Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(17) Amendments to this Agreement: The Global Trust Manager must give 10 Business Days' notice in writing to each Current Rating Agency of any amendments to this Agreement.

(18) Global Trust Manager's Undertaking: The Global Trust Manager and Party B undertake to comply with their respective obligations under the Supplemental Deed and the other Transaction Documents for the Trust.

      Party A agrees that it is bound by the terms of the Supplemental Deed, Master Security Trust Deed (insofar as it applies to the Trust), the Deed of Charge and the Note Trust Deed as a Counterparty, a Currency Swap Provider, a US$ Class A-1 Currency Swap Provider, a (euro) Class A-3 Currency Swap Provider and a Secured Creditor (as the case may be).

      For the avoidance of doubt, the parties acknowledge and agree that the failure by Party B, the Global Trust Manager or Party A to comply with the relevant undertaking will not give rise to an Event of Default under this Agreement.

(19) Appointment of Global Trust Manager: Party A acknowledges that, under the Master Trust Deed, Party B has appointed the Global Trust Manager as Global Trust Manager of the Trust, with the powers set out in, and upon and subject to the terms of the Master Trust Deed.

      Notwithstanding any other provision of this Agreement, the Global Trust Manager is not liable:

      (i) in connection with anything done by it in good faith and without negligence in reliance upon any document, form or list except where it is actually aware that the document, form or list is not genuine; or

      (ii) if it fails to do anything because it is prevented or hindered from doing it by law or order; or

      (iii) to anyone for payments made by it in good faith to a fiscal authority in connection with Taxes (including Taxes assessed on the income of the Trust) or other charges in respect of a Trust even if the payment need not have been made; or

      (iv) if a person fails to carry out an agreement with the Global Trust Manager in connection with the Trust; or

      (v) to anyone because of any error of law or any matter done or omitted to be done by it in good faith in the event of the liquidation or dissolution of a company (other than a company under its control), except to the extent that any of the foregoing is caused by the Global Trust Manager's own gross negligence, fraud or wilful default.

      Other than as expressly provided for in this Agreement, the Global Trust Manager personally is not a "party" (as that term is used in Section 2(a)(i) of the Master Agreement) under the Agreement for the purposes of determining the obligations, representations and undertakings of each "party" to it.

(20) Appointment of attorney by Party B. Party B hereby exclusively appoints the Global Trust Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Global Trust Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A, under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Global Trust Manager's authority to act on behalf of Party B in accordance with this Part 5(20) of the Schedule.

(21) Deduction or withholding for tax. Section 2 of this Agreement is amended as follows:

      (i) In Section 2(d)(ii)(1) the following words are deleted where they appear:

                "in respect of which X would not be required to pay an additional amount to Y under section 2(d)(i)(4)".

      (ii)  Section 2(d)(i)(4) is deleted in its entirety.

(22) Events of Default and Termination Events.

      (i) The following provisions of Section 5 will not apply to either Party A or Party B:

            Section 5(a)(ii)
            Section 5(a)(iii)
            Section 5(a)(iv)
            Section 5(a)(v)
            Section 5(a)(vi)
            Section 5(b)(iii)
            Section 5(b)(iv)

(23)  Transfer. A new paragraph (c) is added to Section 7 as follows:

           "a party may make such a transfer under, or in accordance with, this Agreement or the Master Security Trust Deed."

      and replace the "." at the end of Section 7(b) with "; and".

(24)  Rating downgrade

           (i) Moody's: If, during the term of any Offshore Notes rated Aaa (Moody's) issued by Party B, the credit rating assigned to Party A's senior debt is lower than the relevant Prescribed Rating, and such downgrade would except for this clause adversely affect the rating of the Offshore Notes, then Party A must on request by the Global Trust Manager lodge sufficient cash or other collateral (if any) as may be necessary to maintain the credit rating of those Offshore Notes at the rating that was applicable to those Offshore Notes immediately prior to the downgrade.

           This collateral must be deposited into a bank account ("Collateral Account") with an Eligible Bank. The Collateral Account must be in the name of Party B and must bear interest at a commercial rate payable monthly. Interest earned on the money credited to the Collateral Account must be paid directly to Party A. If Party A is an eligible entity as at the date of lodgement, the collateral must be lodged with Party A (in an account in the name of Party B) and remain with Party A for so long as it continues to be an eligible entity.

           Any collateral lodged under this paragraph is subject to the terms of the Credit Support Annex to this Agreement.

           (ii) S&P: If, during the term of any Offshore Notes rated AAA (S&P) issued by Party B, the credit rating assigned to Party A's senior debt is lower than relevant the Prescribed Rating, and such downgrade would except for this clause adversely affect the rating of the Offshore Notes, then Party A must on request by the Global Trust Manager either (at the Global Trust Manager's option):

           (A) lodge sufficient cash or other collateral (if any) as may be necessary to maintain the credit rating of those Offshore Notes at the rating that was applicable to those Offshore Notes immediately prior to the downgrade.

                This collateral must be deposited into a bank account ("Collateral Account") with an Eligible Bank. The Collateral Account must be in the name of Party B and must bear interest at a commercial rate payable monthly. Interest earned on the money credited to the Collateral Account must be paid directly to Party A. Party A will pay any costs associated with lodgement of the collateral.

                Any collateral lodged under this paragraph is subject to the terms of the Credit Support Annex to this Agreement; or

           (B) arrange, at Party A's cost, for a standby guarantee of Party A's obligations under this Agreement to be provided by a third party acceptable to the Global Trust Manager and with a sufficient short term credit rating by S&P as will maintain the credit rating of those Offshore Notes by S&P at the rating that was applicable to those Offshore Notes immediately prior to the downgrade; or

           (C) enter into, at Party A's cost, an agreement novating all of its rights and obligations under each Transaction to a replacement counterparty provided that such replacement counterparty has the Prescribed Ratings.

(25) Currency swap transaction. The parties acknowledge that, unless they otherwise agree, the only Transaction which is to be governed by this Master Agreement is the currency swap which is confirmed by a Confirmation substantially in the form of the Annexure 1 or Annexure 2 (as the case may be).

(26)  Separate Agreement.

      The parties agree that:

      (i) by signing this Master Agreement the parties create a separate agreement (to be construed and administered separately) with respect to each Transaction, each on the same terms and conditions as this Master Agreement (except for this paragraph) ("Separate Agreement"); and

      (ii) in construing each Separate Agreement with respect to a Transaction each reference to "this Agreement" is a reference to the agreement constituted by the Separate Agreement and all Confirmations of that Transaction; and

      (iii)  the consequences of there being Separate Agreements include:

             (aa) the parties may exercise rights differently under each
                  Separate Agreement (including, but not limited to, by terminating the relevant Transaction under it while one or more of the other Transactions remains in effect); and

             (bb) any netting or set-off rights operate separately with respect to Transactions relating to each Separate Agreement; and

             (cc) an Event of Default, Potential Event of Default or Termination
                  Event under one Separate Agreement is not necessarily such an event under any other Separate Agreement; and

      (iv) the Annex with the Base Currency (as specified in Paragraph 11(a)(i) of the relevant Annex) in US$ applies only in respect of the Separate Agreement relating to the US$ Class A-1 Currency Swap; and

      (v) the Annex with the Base Currency (as specified in Paragraph 11(a)(i) of the relevant Annex) in (euro) applies only in respect of the Separate Agreement relating to the (euro) Class A-3 Currency Swap.

                                  ANNEXURE 1


                  [The Royal Bank of Scotland plc Letterhead]

28 September 2004

To:     Perpetual Trustee Company               National Global MBS Manager Pty Ltd
        Limited as trustee of the               Level 24, 500 Bourke Street
        National RMBS Trust 2004-1              MELBOURNE  VIC  3000
        Level 8, 9 Castlereagh Street           AUSTRALIA
        SYDNEY  NSW  2000
        AUSTRALIA

        Attention: Manager, Securitisation      Attention: Manager, Group Funding


SWAP CONFIRMATION - CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 September 2004, as amended, novated or supplemented from time to time ("Agreement"), between The Royal Bank of Scotland plc ("Party A"), Perpetual Trustee Company Limited, (ABN 42 000 001
007) as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:


Trade Date:                21 September 2004

Effective Date:            28 September 2004

Termination Date:          Means the earlier of:

                           (a) the date that all the Class A-1 Notes have been redeemed in full;

                           (b)   the Final Termination Date for the Trust; and

                           (c) the Payment Date falling in March 2034, subject to the Following Business Day Convention.

US$ Floating Amounts
payable by Party A:

US$ Floating Rate Payer:   Party A

US$ Floating Rate Payer    On each US$ Floating Rate Payer Payment Date, 50%
Currency Amount:           of the aggregate Invested Amount of the Class A-1
                           Notes as at the first day of the Interest Period ending on but excluding the US$ Floating Rate
                           Payer Payment Date (after taking into account any reductions in the Invested Amount of the Class A-1
                           Notes on that day).

US$ Floating Rate Payer    Each Payment Date
Payment Dates:

Floating Rate Option:      USD-LIBOR-BBA (as defined in the Class A Note
                           Conditions)

Spread: For each payment made on an US$ Floating Rate Payer Payment Date on or before the first Call Option Date:
                           0.11% per annum

                           For each payment made on an US$ Floating Rate Payer Payment Date after the first Call Option Date: 0.22% per annum.

Floating Rate Day Count    Actual/360
Fraction:

Reset Dates:               The second Business Day before the beginning of each
                           Interest Period.

A$ Floating Amounts
payable by Party B:

A$ Floating Rate Payer:    Party B

A$ Floating Rate Payer     On each A$ Floating Rate Payer Payment Date 50% of
Currency Amount:           the A$ Equivalent of the aggregate Invested Amount
                           of the Class A-1 Notes as at the first day of the Interest Period ending on but excluding the A$
                           Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Class A-1 Notes on that day).

A$ Floating Rate Payer     Each Payment Date
Payment Dates:

Floating Rate Option:      Bank Bill Rate (as defined in the Supplemental Deed)

Spread: For each payment made on an A$ Floating Rate Payer Payment Date on or before the first Call Option
                           Date: 0.2620% per annum

                           For each payment made on an A$ Floating Rate Payer Payment Date after the first Call Option Date:
                           0.5240% per annum.

Floating Rate Day Count    Actual/365 (Fixed)
Fraction:

Reset Dates:               The first day of each Interest Period.

Exchanges
Initial Exchange:

Initial Exchange Date:     Effective Date

Party A Initial Exchange   A$714,285,714.00, being the A$ Equivalent of the
Amount:                    Party B Initial Exchange Amount.

Party B Initial Exchange   US$500,000,000.00, being 50% of the aggregate
Amount:                    Initial Invested Amount of the Class A-1 Notes on
                           the Issue Date.

                           Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00pm (Melbourne time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00pm (New York time) on the Initial Exchange Date.

Instalment Exchange:

Instalment Exchange Date:  Each Payment Date (other than the Final Exchange
                           Date)

Party A Instalment         In respect of an Instalment Exchange Date means the
Exchange Amount:           US$ Equivalent of the Party B Instalment Exchange
                           Amount in relation to that Instalment Exchange Date.

Party B Instalment         In respect of an Instalment Exchange Date means
Exchange Amount:           50% of the A$ Class A-1 Principal in relation
                           to that Instalment Exchange Date.

Final Exchange:

Final Exchange Date:       Termination Date (as defined in this Confirmation).

Party A Final Exchange     50% of the aggregate Stated Amount of the Class A-1
Amount:                    Notes on the Final Exchange Date (as specified in a
                           notice issued by Party B or the Global Trust Manager to Party A which shall be prima facie evidence of the amount).

Party B Final Exchange     The A$ Equivalent of 50% of the aggregate of the
Amount:                    Stated Amount of the Class A-1 Notes on the Final
                           Exchange Date (as specified in a notice issued by Party B or the

                           Global Trust Manager to Party A which shall be prima facie evidence of the amount).

Exchange Rates:

For the purpose of the
definitions of "A$
Equivalent" and "US$
Equivalent":

A$ Exchange Rate:          A$1 = US$0.7000

US$ Equivalent             means, in relation to an amount which is
                           calculated, determined or expressed in A$ or which includes a component determined or expressed in A$, that A$ amount or A$ component (as the case may be) multiplied by the A$ Exchange Rate and expressed in US$

Business Day Convention:   Following Business Day Convention

Calculation Agent:         Party A

Account Details
Instruction:

Account for payments to Party A:        For A$ payments:
                                        National Australia Bank Limited, Melbourne
                                        Account Number: 1803071544500
                                        SWIFT:  NATAAU 3303M
                                        For US$ payments:
                                        JP Morgan Chase Bank, New York
                                        Account Number:  40093153
                                        SWIFT:  CHASUS 33


Account for payments to Party B:        As advised

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Yours sincerely

SIGNED for and on behalf of           SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY             THE ROYAL BANK OF SCOTLAND PLC
LIMITED (ABN 42 000 001 007) as
trustee of the  National RMBS
Trust 2004-1


By:   /s/ Kate Hamblin                 By:  /s/ Andrew Chick
      -----------------------------         -----------------------------
      (Authorised Person)                   (Authorised Person)

Name: Kate Hamblin                    Name: Andrew Chick
      -----------------------------         -----------------------------

Title: Manager                        Title: Head of Structured Capital
      -----------------------------          Markets, Australia
                                            -----------------------------




SIGNED for and on behalf of
NATIONAL GLOBAL MBS MANAGER PTY LTD


By:   /s/ Michael White
      -----------------------------
      (Authorised Person)

Name: Michael White
      -----------------------------

Title: Manager Group Funding
      -----------------------------

                                  ANNEXURE 2


                  [The Royal Bank of Scotland plc Letterhead]

28 September 2004

To:     Perpetual Trustee Company               National Global MBS Manager Pty Ltd
        Limited as trustee of the               Level 24, 500 Bourke Street
        National RMBS Trust 2004-1              MELBOURNE  VIC  3000
        Level 8, 9 Castlereagh Street           AUSTRALIA
        SYDNEY  NSW  2000
        AUSTRALIA

        Attention: Manager, Securitisation      Attention: Manager, Group Funding



SWAP CONFIRMATION - CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 September 2004, as amended, novated or supplemented from time to time ("Agreement"), between The Royal Bank of Scotland plc ("Party A"), Perpetual Trustee Company Limited, (ABN 42 000 001
007) as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:


Trade Date:                21 September 2004

Effective Date:            28 September 2004

Termination Date:          Means the earlier of:

                           (a) the date that all the Class A-3 Notes have been redeemed in full;

                           (b)   the Final Termination Date for the Trust; and

                           (c)   the Payment Date falling in March 2034,

                           subject to the Following Business Day Convention.

(euro) Floating Amounts
payable by Party A:

(euro) Floating Rate       Party A
Payer:

(euro) Floating Rate       On each (euro) Floating Rate Payer Payment Date, 50%
Payer Currency Amount:     of the aggregate Invested Amount of the Class A-3
                           Notes as at the first day of the Interest Period ending on but excluding the (euro) Floating Rate
                           Payer Payment Date (after taking into account any reductions in the Invested Amount of the Class A-3
                           Notes on that day).

(euro) Floating Rate       Each Payment Date
Payment Dates:

Floating Rate Option:      EURIBOR (as defined in the Class A Note Conditions)

Spread: For each payment made on an (euro) Floating Rate Payer Payment Date on or before the first Call Option Date: 0.12% per annum

                           For each payment made on an (euro) Floating Rate Payer Payment Date after the first Call Option
                           Date: 0.24% per annum.

Floating Rate Day Count    Actual/360
Fraction:

Reset Dates:               The second Business Day before the
                           beginning of each Interest Period.

A$ Floating Amounts
payable by Party B:

A$ Floating Rate Payer:    Party B

A$ Floating Rate Payer     On each A$ Floating Rate Payer Payment Date, 50% of
Currency Amount:           the A$ Equivalent of the aggregate Invested Amount
                           of the Class A-3 Notes as at the first day of the Interest Period ending on but excluding the A$
                           Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Class A-3 Notes on that day).

A$ Floating Rate Payer     Each Payment Date
Payment Dates:

Floating Rate Option:      Bank Bill Rate (as defined in the Supplemental Deed)

Spread: For each payment made on an A$ Floating Rate Payer Payment Date on or before the first Call Option
                           Date: 0.2720% per annum

                           For each payment made on an A$ Floating Rate Payer

                           Payment Date after the first Call Option Date:
                           0.5240% per annum.

Floating Rate Day Count    Actual/365 (Fixed)
Fraction:

Reset Dates:               The first day of each Interest Period.

Exchanges

Initial Exchange:

Initial Exchange Date:     Effective Date

Party A Initial            A$268,173,913.00, being the A$ Equivalent of the
Exchange Amount:           Party B Initial Exchange Amount.

Party B Initial            (euro)154,200,000.00, being 50% of the aggregate
Exchange Amount:           Initial Invested Amount of the Class A-3 Notes on
                           the Issue Date.

                           Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00pm (Melbourne time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00pm (London time) on the Initial Exchange Date.

Instalment Exchange:

Instalment Exchange Date:  Each Payment Date (other than the Final Exchange
                           Date)

Party A Instalment         In respect of an Instalment Exchange Date means the
Exchange Amount:           (euro) Equivalent of the Party B Instalment
                           Exchange Amount in relation to that Instalment
                           Exchange Date.

Party B Instalment         In respect of an Instalment Exchange Date means 50%
Exchange Amount:           of the A$ Class A-3 Principal in relation to that
                           Instalment Exchange Date.

Final Exchange:

Final Exchange Date:       Termination Date (as defined in this Confirmation).

Party A Final Exchange     50% of the aggregate Stated Amount of the Class A-3
Amount:                    Notes on the Final Exchange Date (as specified in a
                           notice issued by Party B or the Global Trust Manager to Party A which shall be prima facie evidence of the amount).

Party B Final Exchange     The A$ Equivalent of 50% of the aggregate of the
Amount:                    Stated Amount of the Class A-3 Notes on the Final
                           Exchange Date (as specified in a notice issued by Party B or the Global Trust Manager to Party A which shall be prima facie evidence of the amount).

Exchange Rates:

For the purpose of the
definitions of "A$
Equivalent" and "(euro)
Equivalent":

A$ Exchange Rate:          A$1 = (euro)0.5750

(euro) Equivalent          means, in relation to an amount which is calculated,
                           determined or expressed in A$ or which includes a component determined or expressed in A$, that A$ amount or A$ component (as the case may be) multiplied by the A$ Exchange Rate and expressed in
                           (euro)

Business Day Convention:   Following Business Day Convention

Calculation Agent:         Party A

Account Details
Instruction:

Account for payments to     For A$ payments:
Party A:                    National Australia Bank Limited, Melbourne
                            Account Number:  1803071544500
                            SWIFT: NATAU 3303M

                            For (euro) payments:
                            Royal Bank of Scotland, Correspondent Banking London
                            Account Number:  RBSFMLON EURC
                            SWIFT: RB0SG B2L

Account for payments to     As advised
Party B:


Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Yours sincerely

SIGNED for and on behalf of           SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY             THE ROYAL BANK OF SCOTLAND PLC
LIMITED (ABN 42 000 001 007) as
trustee of the  National RMBS
Trust 2004-1


By:    /s/ Kate Hamblin                By:    /s/ Andrew Chick
       -----------------------------          -----------------------------
       (Authorised Person)                    (Authorised Person)

Name:  Kate Hamblin                    Name:  Andrew Chick
       -----------------------------          -----------------------------

Title: Manager                        Title: Head of Structured Capital
       -----------------------------         Markets, Australia
                                             ----------------------------


SIGNED for and on behalf of
NATIONAL GLOBAL MBS MANAGER PTY LTD


By:    /s/ Michael White
       ----------------------------
       (Authorised Person)

Name:  Michael White
       ----------------------------

Title: Manager Group Funding
       ----------------------------

     EXECUTION PAGES FOR ISDA MASTER AGREEMENT AND SCHEDULE



SIGNED by Kate Hamblin         )
as attorney for SOCIETE        )
GENERALE AUSTRALIA BRANCH      )
under power of attorney dated  )
21 September 2004              )
in the presence of:            )
                               )
/s/ Ian Edmonds-Wilson         )
-------------------------------)
Signature of witness           )
                               )
Ian Edmonds-Wilson             )     /s/ Kate Hamblin
-------------------------------)     ----------------------------------
Name of witness (block         )     By executing this agreement
      letters)                 )     the attorney states that
                               )     the attorney has received
                               )     no notice of revocation of
                               )     the power of attorney
                               )
                               )





SIGNED by Michael White        )
as attorney for PERPETUAL      )
TRUSTEE COMPANY LIMITED under  )
power of attorney dated        )
21 September 2004              )
                               )
in the presence of:            )
                               )
/s/ Jason Elphick              )
-------------------------------)
Signature of witness           )
                               )
Jason Elphick                  )     /s/ Michael White
-------------------------------)     ----------------------------------
Name of witness (block         )     By executing this agreement
      letters)                 )     the attorney states that
                               )     the attorney has received
                               )     no notice of revocation of
                               )     the power of attorney
                               )

SIGNED by Andrew Chick         )
as attorney for NATIONAL       )
GLOBAL MBS MANAGER PTY LTD     )
under power of attorney dated  )
..........................      )
                               )
in the presence of:            )

/s/ Authorised Signatory       )
-------------------------------)
Signature of witness           )
                               )
Authorised Signatory                 /s/ Andrew Chick
-------------------------------)     --------------------------------------
Name of witness (block         )     By executing this agreement
      letters)                 )     the attorney states that
                               )     the attorney has received
                               )     no notice of revocation of
                               )     the power of attorney
                               )
                               )